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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-39571) on Form S-8.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 1999